SUPPLEMENT DATED JULY 16, 2004 TO THE
                                                    PROSPECTUS DATED MAY 3, 2004

                           TRAVELERS LIFE & ANNUITY PREMIER ADVISERS III ANNUITY
                             TRAVELERS LIFE & ANNUITY PREMIER ADVISERS L ANNUITY



The following information supplements, and to the extent inconsistent therewith, replaces the information in the Annuity contract prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The optional Guaranteed Minimum Accumulation Benefit rider is being offered as of July 19, 2004 in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Guaranteed Minimum Accumulation Benefit rider may also be referred to as the "Principal Preservation" rider for marketing purposes.

July 2004                                                                L-23193